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                                                                  EXHIBIT 23(a)

                      CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the incorporation by reference in the registration statement of Southside Bancshares, Inc. on Amendment #1 to Form S-3 (File No. 333-17203) of our report dated February 26, 1999, on our audits of the consolidated financial statements of Southside Bancshares, Inc. We also consent to the reference to our firm under the caption "Experts."



PricewaterhouseCoopers LLP


Dallas, Texas
April 20, 1999



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